UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 17, 2011

BEL FUSE INC.
(Exact Name of Registrant as Specified in its Charter)

New Jersey	0-11676	22-1463699
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

206 Van Vorst Street, Jersey City, New Jersey	07302
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (201) 432-0463

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[      ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                  [      ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[      ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                  [      ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 17, 2011, Bel Fuse Inc. (the “Company”) held its Annual Meeting of Shareholders, for which the Board of Directors solicited proxies. At the Annual Meeting, the shareholders voted on the following proposals, as described in the Company’s definitive proxy materials filed with the SEC on April 15, 2011.

As indicated in the Company’s proxy statement, holders of record of the Company’s Class A Common Stock at the close of business on April 8, 2011 (the record date fixed by the Board of Directors) were entitled to receive notice of, and to vote at, the Annual Meeting.  At the close of business on the record date, there were 2,174,912 shares of Class A Common Stock outstanding.  However, as a result of protective provisions in the Company’s Certificate of Incorporation described in the proxy statement, the voting rights of two shareholders of the Company, FMR LLC (“FMR”), which beneficially owned 346,718 shares of Class A Common Stock on the record date, and GAMCO Investors, Inc. et. al. (“GAMCO”), which beneficially owned 633,900 shares of Class A Common Stock on the record date, were suspended and were not entitled to vote at the Annual Meeting.  Accordingly, a total of 1,194,294 shares of Class A Common Stock were entitled to vote at the Annual Meeting, each of which was entitled to one vote on all matters.  However, GAMCO has informed the Company that it voted 553,800 shares of Class A Common Stock at the Annual Meeting, and also indicated to the Company how it voted such shares on each Proposal.  The voting results for each of the Proposals reported below do not include the shares voted by GAMCO.  FMR has informed the Company that it rescinded any votes it may have previously submitted prior to the Annual Meeting.  Accordingly, no adjustment in the voting results was required for the FMR shares.

  The voting results from the Annual Meeting are as follows:

Proposal 1: The election of two persons, named in the proxy statement, to serve as directors for two year terms.  The following is a list of the directors elected at the Annual Meeting with the number of votes For and Withheld, as well as the number of Abstentions and Broker Non-Votes:

Name	For	Withheld	Abstentions/Broker Non-Votes
Avi Eden	873,924	174,643	199,370
Robert H. Simandl	814,459	234,108	199,370

Proposal 2:  The ratification of the designation of Deloitte & Touche LLP to audit the Company’s books and accounts for 2011.  This proposal was approved by the following votes:

 For: 1,213,399; Against:  1,779; Abstentions:  32,759 and Broker Non-Votes: 0.

 Proposal 3:  Approval, on an advisory basis, of the executive compensation of the Company’s named executive officers as described in the proxy statement.  This proposal was approved by the following votes:

For:  1,023,167; Against:  22,175; Abstentions:  3,225 and Broker Non-Votes: 199,370.

Proposal 4:  The vote, on an advisory basis, on how often the Company will conduct an advisory vote on executive compensation.  The vote on this proposal was as follows:

Every Year:  553,805; Every Two Years:  22,750; Every Three Years:  470,987; Abstentions:  1,025 and Broker Non-Votes:  199,370.

The Company intends to hold the advisory vote on executive compensation on an annual basis.

Proposal 5:  Approval of the Bel Fuse Inc. 2011 Equity Compensation Plan.  This proposal was approved by the following votes:

For: 665,073; Against:  379,594; Abstentions:  3,900 and Broker Non-Votes: 199,370.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2011	BEL FUSE INC.
(Registrant)

By:	/s/ Colin Dunn
Colin Dunn
Vice President of Finance